Exhibit 10.1

SECOND LIMITED WAIVER AND SECOND AMENDMENT

TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS SECOND LIMITED WAIVER AND SECOND AMENDMENT, dated as of March 30, 2005 (the “Waiver”), to that certain Amended and Restated Credit Agreement, dated as of September 3, 2003, is made among MQ ASSOCIATES, INC., a Delaware corporation (“Holdings”), MEDQUEST, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement defined below) identified on the signature pages hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.            Holdings, the Borrower, the Lenders, Chase Lincoln First Commercial Corporation, as Syndication Agent, Wachovia and General Electric Capital Corporation, as Co-Documentation Agents, and Wachovia as Administrative Agent, are parties to an Amended and Restated Credit Agreement, dated as of September 3, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.            Pursuant to that certain Limited Waiver and Agreement, dated as of February 14, 2005 (the “First Waiver”), among the parties hereto, the Required Lenders (i) temporarily waived the Specified Defaults (as defined in the First Waiver), (ii) permanently waived the Section 6.2(c) Default (as defined in the First Waiver) and (iii) extended the deadline for delivery of the 2005 Projections (as defined in the First Waiver).

C.            Holdings and the Borrower have advised the Administrative Agent and the Lenders that the Specified Defaults (as defined in the First Waiver) are continuing and that the Borrower is not able to deliver the 2005 Projections (as defined in the First Waiver) to the Administrative Agent and the Lenders by March 31, 2005.

D.            Holdings and the Borrower have requested that the Administrative Agent and the Lenders agree (i) to temporarily waive the Second Waiver Specified Defaults (as defined below) until May 15, 2005 and (ii) to extend the deadline for delivery of the 2005 Projections.

E.             The Administrative Agent and the Lenders party to this Waiver are agreeable to the request of Holdings and the Borrower under the circumstances referred to below and on the terms and conditions set forth below.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                             Amendment to Section 10.5.  (a) Section 10.5(a) of the Credit Agreement is hereby amended by deleting the words “including the reasonable fees and disbursements of counsel to each Agent” and inserting in lieu thereof “including but not limited to the reasonable fees and disbursements of counsel for the Administrative Agent, any other counsel that any of the Agents shall retain and any other third-party appraisers, consultants, financial consultants and auditors advising the Administrative Agent or retained by counsel for the Administrative Agent,”; and

                (b) Section 10.5(b) of the Credit Agreement is hereby amended by inserting the following phrase at the end thereof “and any third-party appraisers, consultants, financial consultants and auditors advising the Administrative Agent or retained by counsel for the Administrative Agent”.

2.                             Waivers.  In reliance upon the representations, warranties and agreements made by Holdings and the Borrower in this Waiver, each of the Lenders and the Administrative Agent hereby:

(a)           temporarily (i) waives the (I) Specified Defaults and (II) one or more Defaults and/or Events of Default that may have occurred and may be continuing, or that may occur, with respect to (w) the covenant to deliver a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of the fiscal year ended December 31, 2004, and the related audited consolidated statements of income and cash flows for such fiscal year, within 90 days after the end of such fiscal year, as required by Section 6.1(a) of the Credit Agreement, (x) the covenants contained in Section 7.1 of the Credit Agreement as of and for the period ended March 31, 2005, (y) representations and warranties made or deemed made by Holdings and the Borrower concerning the financial statements and other information previously provided by Holdings and the Borrower to the Administrative Agent and the Lender relating to such period and/or (z) the failure to give notice of any such Default and/or Event of Default listed in clauses (w) — (y) or any representation or warranty made or deemed made by Holdings and the Borrower that no such Default or Event of Default has occurred ((I) and (II), collectively, the “Second Waiver Specified Defaults”) and (ii) agrees that, for the purposes of Section 5(c) hereof and, solely in connection with any borrowing of Revolving Loans or Swingline Loans or issuance of Letters of Credit as permitted under clause (2) below, for purposes of Section 5.2(a) of the Credit Agreement, any effect that the Accounting Matter (as defined to in the First Waiver) has had or may have on any financial statements or other information of Holdings, the Borrower and their Subsidiaries previously delivered to the Administrative Agent and the Lenders or any related representations and warranties made or deemed made by any Loan Party in or pursuant to the Loan Documents shall be disregarded; provided that (1) such waiver and agreement is effective only until, and shall expire automatically (without any further action by or notice to or from the Administrative Agent or any Lender) upon, the earliest to occur of (A) May 15, 2005 and (B) delivery by the Borrower to

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the  Administrative Agent and the Lenders of audited financial statements for the year ending December 31, 2004 as required by Section 6.1(a) of the Credit Agreement together with the certificates and other information as required by Sections 6.2(a) and 6.2(b) of the Credit Agreement  and (C) the occurrence of any Default or Event of Default other than the Second Waiver Specified Defaults (the “Waiver Period”), and (2) as a continuing condition to the effectiveness of such waiver and agreement, the Borrower agrees that the aggregate amount of all borrowings of Revolving Loans and/or Swingline Loans (excluding any Revolving Loans to the extent the proceeds thereof are used to refund outstanding Swingline Loans) made, together with the aggregate amount of all Letters of Credit issued, during the period from the Effective Date (as defined below) until the expiration of the Waiver Period, will not exceed the aggregate amount at any time outstanding of the Revolving Loans and/or Swingline Loans outstanding, together with the aggregate amount of all Letters of Credit issued, on March 23, 2005 plus $5,000,000; provided, further, that the limited duration of this Waiver shall not be taken into consideration when determining whether, at any time during the Waiver Period, a Default has occurred under the Credit Agreement; and

(b)           agrees that the Borrower shall not be required to deliver the 2005 Projections to the Administrative Agent and the Lenders until the earlier of (i) May 15, 2005 and (ii) delivery by the Borrower to the Administrative Agent and the Lenders of audited financial statements for the year ending December 31, 2004 as required by Section 6.1(a) of the Credit Agreement.

3.                             Excess Cash.  If as of the close of any Business Day during the Waiver Period, the aggregate cash on-hand of the Borrower and all other Group Members exceeds $8.5 million, the Borrower shall promptly pay to the Administrative Agent in reduction of outstanding Revolving Loans all such amounts in excess of $8.5 million; provided, however, that such repayments shall not permanently reduce the Revolving Commitment or the aggregate amount of Revolving Loans and/or Swingline Loans, together with the aggregate amount of all Letters of Credit issued, permitted to be outstanding pursuant to the terms of Section 2(a) of this Waiver; provided, further, that the Administrative Agent and the Borrower shall use commercially reasonable efforts to minimize any loss or expense payable by the Borrower under Section 2.20 of the Credit Agreement as a result of the making of a prepayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto (it being understood and agreed that such efforts may include the deposit by the Borrower of amounts required to be repaid pursuant to this Section 3 into a segregated account as determined by the Administrative Agent and applied to repay Eurodollar Loans as and when the applicable Interest Periods expire).

4.                             Limitations.  Notwithstanding anything in the Credit Agreement to the contrary, during the Waiver Period, the Borrower:

(a)           shall not, with respect to any Eurodollar Loan, permit the Interest Period to end beyond one month after the borrowing or conversion date thereof;

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(b)           shall not permit to be extended any Incremental Term Loans;

(c)           agrees that clauses (x) and (y) of the first proviso to Section 2.11(d) of the Credit Agreement shall not apply ;

(d)           shall not permit any Restricted Payment to be made other than (i) dividends to Holdings to permit Holdings to pay corporate overhead expenses incurred in the ordinary course of business not to exceed $25,000 in the aggregate and pay any taxes that are due and payable by Holdings and the Borrower as part of a consolidated group and (ii) Restricted Payments otherwise permitted under Sections 7.6(a) and (d) of the Credit Agreement; and

(e)           shall not permit to be made any Investments of the type permitted under Section 7.7(g) of the Credit Agreement other than such Investments listed on Schedule 4(e) hereto (which Investments shall be permitted under Section 7.7(g) regardless of whether they comply with the requirements set forth in clauses (iii) and (viii) of such Section 7.7(g)).

5.                             Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Waiver, each of Holdings and the Borrower hereby represents and warrants to the Lenders as of the date hereof that:

(a)           this Waiver has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)           after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing; and

(c)           after giving effect to this Waiver, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

6.                             Conditions of Effectiveness.  This Waiver shall become effective as of the date (the “Effective Date”) that (i) the Administrative Agent shall have received executed counterparts hereof from each of Holdings, the Borrower and the Required Lenders and an acknowledgment and consent hereto from each of the Subsidiary Guarantors in form and substance reasonably satisfactory to the Administrative Agent, (ii) the Administrative Agent shall have received the expense deposit in the amount of $25,000 with respect to the engagement on behalf of the Administrative Agent of FTI Consulting, Inc., (iii) the Administrative Agent shall have received a fee payable to the Administrative Agent for the account of each Lender pro rata in accordance with each Lender’s Tranche B Term Percentage, Incremental Term Percentage and Revolving Commitment, as the case may be, in the

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aggregate amount of $175,000 and (iv) the Borrower shall have paid to the Administrative Agent in reduction of the Revolving Loans all amounts of cash on-hand of the Borrower and all other Group Members in excess of $8.5 million (which payment shall be subject to the provisos set forth in Section 3 of this Waiver).

7.                             Effect of Waiver.  Each of Holdings and the Borrower understands that the waivers set forth in Section 2 hereof is temporary in effect and that upon the expiration of the Waiver Period, without any further action by or notice to or from the Administrative Agent or any Lender, the Administrative Agent and the Lenders shall have all of the rights and remedies provided to them under the Credit Agreement, the other Loan Documents, applicable law or otherwise as though no waivers had been granted hereunder.  Except as expressly set forth herein, this Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower, Holdings or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, Holdings or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Waiver shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8.                             Releases.  For purposes of this Section, the following terms shall have the following definitions:

“Related Parties” shall mean,  with respect to any released party, such party’s parents, subsidiaries, affiliates, successors, assigns, predecessors, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

“Claims” shall mean  any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

Excluding only the continuing obligations of the Lenders and the Administrative Agent from and after the Effective Date under the express terms of the Credit Agreement, the Loan Documents and this Waiver, Holdings, the Borrower and each Guarantor

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hereby release, acquit and forever discharge the Lenders and the Agents, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with any action or failure to act, prior to the Effective Date, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Loan Documents or any Defaults occurring under the Credit Agreement or the Loan Documents.

9.                             Governing Law.  THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10.                           Severability.  Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.                           Successors and Assigns.  This Waiver shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

12.                           Construction.  The headings of the various sections and subsections of this Waiver have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

13.                           Counterparts.  This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their duly authorized officers as of the date first above written.

MEDQUEST, INC.

By:	/s/ DONALD C. TOMASSO
Name: Donald Tomasso
Title: Interim Chief Executive Officer

MQ ASSOCIATES, INC.

By:	/s/ DONALD C. TOMASSO
Name: Donald Tomasso
Title: Interim Chief Executive Officer

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ LEANNE S. PHILLIPS
Name: Leanne S. Phillips
Title: Director

CHASE LINCOLN FIRST COMMERCIAL
CORPORATION, as a Lender

By:	/s/ DAWN LEE LUM
Name: Dawn Lee Lum
Title: Director

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

By:	/s/ BRENT A. SHEPHERD
Name: Brent A. Shepherd
Title: Duly Authorized Signatory

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ EDWARD CRIPPS
Name: Edward Cripps
Title: Director Banking Products Services, US

By:	/s/ RICHARD L. TAVROW
Name: Richard L. Tavrow
Title: Director Banking Products Services, US

MADISON PARK, as a Lender

By:	/s/ ANDREW MARSHAK
Name: Andrew Marshak
Title:

CSAM FUNDING III, as a Lender

By:	/s/ ANDREW MARSHAK
Name: Andrew Marshak
Title:

FOOTHILL INCOME TRUST L.P.,
as a Lender

By:	FITGP, LLC, its General Partner

By:	/s/ DENNIS R. ASCHER
Name: Dennis R. Ascher
Title: Managing Member

BLACK DIAMOND INTERNATIONAL
FUNDING, LTD, as a Lender

By:	/s/ PAUL COPE
Name: Paul Cope
Title: Director

INDOSUEZ CAPITAL FUNDING VI
LIMITED, as a Lender

By:	Lyon Capital Management, LLC, as
Collateral Manager

By:	/s/ ALEXANDER B. KENNA
Name: Alexander B. Kenna
Title: Portfolio Manager

MOUNTAIN CAPITAL CLO 1 LTD.,
as a Lender

By:	/s/ CHRIS SIDDONS
Name: Chris Siddons
Title: Director

MOUNTAIN CAPITAL CLO 11 LTD.,
as a Lender

By:	/s/ CHRIS SIDDONS
Name: Chris Siddons
Title: Director

TRS/LLC, as a Lender

By:	/s/ EDWARD SCHAFFER
Name: Edward Schaffer
Title: Vice President

ACKNOWLEDGMENT AND CONSENT

Pursuant to Section 4 of the Second Waiver and Second Amendment to Amended and Restated Credit Agreement, dated as of March     , 2005 among MQ Associates, Inc., a Delaware corporation (“Holdings”), MedQuest, Inc., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages thereto, and Wachovia Bank, National Association (“Wachovia”), as administrative agent for the Lenders (the “Waiver”), to which this acknowledgment is attached, each of the undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by Holdings and the Borrower of the Waiver.  Each of the undersigned further confirms and agrees that, after giving effect to the Waiver, each Loan Document to which it is a party shall continue in full force and effect in accordance with its terms. Capitalized terms used herein without definition shall have the meanings given to them in the Amended and Restated Credit Agreement dated September 3, 2003 among Holdings, the Borrower, the Lenders, JPMorgan Chase Bank, as Syndication Agent, Wachovia and General Electric Capital Corporation, as Co-Documentation Agents, and Wachovia, as Administrative Agent.

[Remainder of this page intentionally left blank.]

Acknowledgement to

Second Waiver and Second Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be executed by their duly authorized officers as of the date first above written.

ANDERSON DIAGNOSTIC IMAGING, INC.

ASHEVILLE OPEN MRI, INC.

BIOIMAGING AT CHARLOTTE, INC.

BIOIMAGING OF COOL SPRINGS, INC.

BIOIMAGING AT HARDING, INC.

CABARRUS DIAGNOSTIC IMAGING, INC.

CAPE FEAR DIAGNOSTIC IMAGING, INC.

CAROLINA IMAGING, INC. OF FAYETTEVILLE

CAROLINAS DIAGNOSTIC IMAGING, INC.

CHAPEL HILL DIAGNOSTIC IMAGING, INC.

CHATTANOOGA DIAGNOSTIC IMAGING, INC.

DOTHAN DIAGNOSTIC IMAGING, INC.

FLORIDA DIAGNOSTIC IMAGING CENTER, INC.

GROVE DIAGNOSTIC IMAGING CENTER, INC.

ILLINOIS DIAGNOSTIC IMAGING, INC.

IMAGING SERVICES OF ALABAMA, INC.

KANSAS DIAGNOSTIC IMAGING, INC.

LEXINGTON OPEN MRI, INC.

MECKLENBURG DIAGNOSTIC IMAGING, INC.

MEDQUEST ASSOCIATES, INC.

MISSOURI IMAGING, INC.

On behalf of each of the entities listed above:

MOBILE OPEN MRI, INC.

MRI & IMAGING OF WISCONSIN, INC.

NORTHEAST COLUMBIA DIAGNOSTIC IMAGING,
INC.

OCCUPATIONAL SOLUTIONS, INC.

OPEN MRI OF GEORGIA, INC.

OPEN MRI & IMAGING OF GEORGIA, INC.

OPEN MRI & IMAGING OF RICHMOND, INC.

PALMETTO IMAGING, INC.

PHOENIX DIAGNOSTIC IMAGING, INC.

PIEDMONT IMAGING, INC. (FORSYTH)

PIEDMONT IMAGING, INC. (SPARTANBURG)

SOUTH CAROLINA DIAGNOSTIC IMAGING, INC.

SUN VIEW HOLDINGS, INC.

TEXAS IMAGING SERVICES OF EL PASO, INC.

TRIAD IMAGING, INC.

TYSON’S CORNER DIAGNOSTIC IMAGING, INC.

VIENNA DIAGNOSTIC IMAGING, INC.

VIRGINIA DIAGNOSTIC IMAGING, INC.

WILLIAM S. WITT, INC.

WISCONSIN DIAGNOSTIC IMAGING, INC.

On behalf of each of the entities listed above:

By:	/s/ DONALD C. TOMASSO	By:	/s/ DONALD C. TOMASSO
	Name: Donald Tomasso		Name: Donald Tomasso
	Title: Interim Chief Executive Officer		Title: Interim Chief Executive Officer

ATHENS MRI, LLC

BIRMINGHAM DIAGNOSTIC IMAGING, LLC

BRIDGETON MRI AND IMAGING CENTER, LLC

BRUNSWICK DIAGNOSTIC IMAGING, LLC

BUCKHEAD DIAGNOSTIC IMAGING, LLC

CAPE FEAR MOBILE IMAGING, LLC

CAPE IMAGING, L.L.C.

CAROLINA MEDICAL IMAGING, LLC

CLAYTON OPEN MRI, LLC

COASTAL IMAGING, LLC

CUMMING DIAGNOSTIC IMAGING, LLC

DIAGNOSTIC IMAGING OF ATLANTA, LLC

DIAGNOSTIC IMAGING OF GEORGIA, LLC

DIAGNOSTIC IMAGING OF HIRAM, LLC

DIAGNOSTIC IMAGING OF MARIETTA, LLC

DULUTH DIAGNOSTIC IMAGING, LLC

DULUTH CT CENTER, LLC

DURHAM DIAGNOSTIC IMAGING, LLC

EAST COOPER DIAGNOSTIC IMAGING, LLC

FARMFIELD DIAGNOSTIC IMAGING, LLC

FORT MILL DIAGNOSTIC IMAGING, LLC

HAPEVILLE DIAGNOSTIC IMAGING, LLC

IMAGING CENTER OF CENTRAL GEORGIA, LLC

JACKSONVILLE DIAGNOSTIC IMAGING, LLC

KIRKWOOD MRI AND IMAGING CENTER, LLC

On behalf of each of the entities listed above:

MEDICAL SCHEDULING OF MISSOURI, LLC

MIDTOWN DIAGNOSTIC IMAGING, LLC

MONTGOMERY OPEN MRI, LLC

OPEN MRI & IMAGING OF CONYERS, LLC

OPEN MRI & IMAGING OF ALBANY, LLC

OPEN MRI & IMAGING OF ATHENS, LLC

OPEN MRI & IMAGING OF DOUGLASVILLE, LLC

OPEN MRI OF ATLANTA, LLC

OPEN MRI OF CENTRAL GEORGIA, LLC

OPEN MRI & IMAGING OF DEKALB, LLC

OPEN MRI & IMAGING OF NORTH FULTON, LLC

OPEN MRI & IMAGING OF MACON, LLC

OPEN MRI & IMAGING OF N.E. GEORGIA, LLC

OPEN MRI AND IMAGING OF SNELLVILLE, LLC

OPEN MRI OF SIMPSONVILLE, LLC

OPEN MRI & IMAGING OF RICHMOND, LLC

RICHMOND WEST END DIAGNOSTIC IMAGING, LLC

SIMPSONVILLE OPEN MRI, LLC

ST. PETERS MRI & IMAGING CENTER, LLC

TOWN & COUNTRY OPEN MRI, LLC

TRICOM DIAGNOSTIC IMAGING, LLC

WEST ASHLEY DIAGNOSTIC IMAGING, LLC

WEST PACES DIAGNOSTIC IMAGING, LLC

WOODSTOCK DIAGNOSTIC IMAGING, LLC

On behalf of each of the entities listed above:

By:	/s/ DONALD C. TOMASSO	By:	/s/ DONALD C. TOMASSO
	Name: Donald Tomasso		Name: Donald Tomasso
	Title: Interim Manager		Title: Interim Manager

OPEN MRI OF MYRTLE BEACH, LLC
OPEN MRI & IMAGING OF FLORENCE, LLC

By:	Palmetto Imaging, Inc., as sole member of each of the entities listed above

By:	/s/ DONALD C. TOMASSO
Name: Donald Tomasso
Title: Interim Chief Executive Officer